Exhibit 10.42

[Confidential treatment has been requested as to portions marked “[***]” pursuant to a request for confidential treatment previously filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Securities and Exchange Commission.]

SUPPLY AGREEMENT

This Supply Agreement (“Agreement”) is made and entered into and effective as of October 31, 2005 (the “Effective Date”) by and between Digirad Corporation, a Delaware corporation (“Digirad”), and QuickSil Inc., a California corporation (“QuickSil”).

WHEREAS, on or about June 28, 1999, QuickSil and Digirad entered into a Development and Supply Agreement under which QuickSil has supplied [***] for Digirad’s nuclear gamma cameras; and

WHEREAS, the parties wish to continue their relationship under the terms and conditions of this Agreement, and intend this Agreement to supersede the 1999 Development and Supply Agreement and all other agreements between them.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	DEFINITIONS.

(a)	“Product(s)” shall mean a [***] manufactured by QuickSil hereunder in accordance with the terms and conditions of this Agreement.

(b)	“Performance Specifications and Acceptance Criteria” shall mean the performance specifications and acceptance criteria for the Products set forth in Exhibit A attached hereto and incorporated herein by reference.

(c)	“Product Quantity” shall mean the number of tested [***] that meet the Performance Specifications and Acceptance Criteria.

2.	SUPPLY OF PRODUCTS.

(a)	Supply of Products. Pursuant to the terms and during the Term of this Agreement, QuickSil shall manufacture and supply Products to Digirad and Digirad shall purchase from QuickSil such Products in the Product Quantity requested by Digirad in accordance with the provisions of this Agreement. Digirad reserves the right to purchase Products from manufacturers other than QuickSil.

(b)	Product Performance Specifications and Acceptance Criteria. QuickSil shall test all Products to be delivered to Digirad for compliance with the Performance Specifications and Acceptance Criteria set forth in Exhibit A, and shall deliver to Digirad only Products that meet the Performance Specifications and Acceptance Criteria.

(c)	Product Non-Conformance. If Digirad determines that any shipment of Products from QuickSil does not conform to the Performance Specifications and Acceptance Criteria applicable at its plant as specified in Exhibit A, Digirad shall give QuickSil notice thereof (including a sample from such shipment and copies of the results of any testing supporting Digirad’s determination) within [***] after receipt thereof, in the case of non-conformities that may be ascertained by the exercise of reasonable diligence (which shall not include laboratory testing or other chemical analysis), and within [***] days after discovery thereof, in the case of other non-conformities. If QuickSil confirms such non-conformity, it shall promptly so notify Digirad in writing thereof. If QuickSil does not confirm such non-conformity, it shall promptly so notify Digirad in writing thereof, and the parties shall promptly submit the disputed shipment for testing to an independent testing laboratory or other independent third party expert whose decision shall be mutually binding on the parties. The expenses of such testing or other investigation shall be borne by QuickSil if the non-conformity is confirmed, and otherwise by Digirad.

If any Products delivered by QuickSil hereunder do not conform to the Performance Specifications and Acceptance Criteria for any reason, QuickSil shall [***]. In addition, at Digirad’s option and sole discretion, (i) [***] (ii) [***].

(d)	Forecasts and Purchase Orders. Digirad shall notify QuickSil on a [***] basis of its projected requirements for Product Quantity for [***]. [***]. On a quarterly basis, Digirad will submit a purchase order [***].

(e)	Delivery of Product. QuickSil shall provide Digirad with expected order lead-times for the Products, and Digirad shall place purchase orders for the Products with delivery due dates consistent with QuickSil’s quoted order lead-times. Unless specifically accepted by Digirad, in no case shall QuickSil’s lead-time quotations to Digirad [***]. QuickSil will make reasonable efforts to deliver Products [***]. All costs of manufacturing Products to meet delivery due dates on Digirad purchase orders placed within the QuickSil order lead-times shall be the responsibility [***].

(f)	Supply of [***]. Digirad shall supply to QuickSil the [***].

(g)	Conformance to Specifications and Laws. All Products supplied or delivered to Digirad under this Agreement shall be in compliance with (i) the Performance Specifications and Acceptance Criteria, (ii) all proper and accurate marking and label requirements under applicable laws, regulations and statutes; and (iii) all federal, state and local laws, rules and regulations.

(h)	Title, Risk of Loss and Damage. Title and risk of loss shall pass to Digirad [***].

(i)	Price. Prices for products are detailed on Exhibit B attached hereto and shall remain firm for [***] after the Effective Date. [***].

(j)	Payment for Products. QuickSil shall invoice Digirad for Digirad’s purchases at the time of each shipment. Such invoices shall be payable [***] from shipment of Products to Digirad.

(k)	Technology Transfer. In the event that either (i) QuickSil has an insolvency event (as defined in 6(b)(ii) below), (ii) QuickSil fails to produce the number of Products ordered by Digirad and meeting the Performance Specifications and Acceptance Criteria for more than sixty days (60) in any calendar year, or (iii) QuickSil is acquired by or merged into any company that, as determined by Digirad in good faith, competes with Digirad in the nuclear medicine imaging market, then Digirad shall receive a royalty-free, non-exclusive license to all of the technology used in the Products and all necessary information, data, know how, procedures, schematics, and specifications needed to produce the Products. The parties will take all actions and make all necessary assignment to facilitate such transfer of rights and information.

(l)	Manufacturing Changes. QuickSil shall make appropriate changes to the manufacturing process or manufacturing location with advance written notification of such changes to Digirad and Digirad’s consent thereto, which shall not be unreasonably withheld.

(m)	Reliability. QuickSil warrants and represents that all Products shipped to Digirad will comply with the Performance Specifications and Acceptance Criteria.

3.	OWNERSHIP.

(a)	[***].

(b)	[***].

(c)	QuickSil hereby grants Digirad a royalty free, non-exclusive, non-transferable license [***] and any improvements or modifications for internal use only and expressly limited to the specific application field of building [***] for use with Digirad’s nuclear gamma cameras. This license shall be limited to the Term of this Agreement, in accordance with paragraphs 4 (a), 6 (b), and 6 (c). Except for the license so granted, QuickSil expressly retains for all purposes all rights to the [***] utilized [***], and QuickSil expressly retains the rights (including all patent rights, copyrights, trade secrets rights and other intellectual property rights) to the [***].

(d)	[***].

4.	EXCLUSIVITY.

(a)	Noncompete. Digirad will have exclusive rights to [***] in the [***]. The period of exclusivity shall initially run from [***].

5.	CONFIDENTIALITY.

In order to aid in the fulfillment of the goals of the contract, both Digirad and QuickSil are conveying to each other and will in the future convey proprietary corporate information which each party has a significant interest in keeping protected and confidential. As a result, Digirad and QuickSil agree that:

(a)	The information furnished by one patty shall not be used by the other party for any purpose, except to fulfill the obligations to the other party under this Agreement and such information will be kept confidential by the receiving party and shall not be disclosed to any third party; provided, however, that any such information may be disclosed to a receiving party’s affiliates, officers and employees who need to know such information for the purpose of fulfilling the obligations hereunder. The one exception to this requirement is defined in Section 4(b), in which Digirad and QuickSil will disclose process technology to a second source [***].

(b)	The term “information” as used in the here above paragraphs and the nondisclosure obligations contained in this Agreement do not include information which:

i.	is or becomes generally available to the public, other than as a result of a disclosure by a defaulting party;

ii.	was known by the other party prior to its disclosure by one party;

iii.	becomes available to a party on a non-confidential basis from a source other than the other party provided that such source is not bound by a confidentiality agreement with the other party;

iv.	is in the public domain;

v.	is developed independently, as evidenced by appropriate documentation, by employees or agents or subcontractors of the receiving party who have not had access to the information;

vi.	is or becomes available to the receiving party by casual observance or analysis of products in the market; or

vii.	is disclosed pursuant to judicial order, a lawful requirement of governmental agency; or by operation of law, but then only to the extent so ordered; in such case the receiving party will use its best efforts to timely advise the disclosing party prior to disclosure and allow the disclosing party an opportunity to obtain protections preventing the disclosure of the information.

(c)	Information shall remain the exclusive property of the disclosing party. No license whatsoever is implied from this Agreement except the licenses expressly set forth above.

(d)	All information disclosed by either party to the other party shall be deemed to be confidential unless it is disclosed in written form and stamped by the disclosing party with the words “Non-Confidential Information” or the like at the time of disclosure.

(e)	Each party commits to immediately return all Information received from the other party and to destroy or erase any and all copies it may have, either at any time upon simple request or upon termination or expiration of the business relationship between the parties.

(f)	The confidentiality and non-use obligations contained in this Agreement shall survive for [***] from the date information is disclosed under this Agreement.

6.	TERM AND TERMINATION.

(a)	Term. Unless terminated early as described in this Section 6(b), this Agreement shall terminate on [***]. Thereafter, this Agreement shall [***].

(b)	Early Termination. This Agreement may be terminated at any time upon the occurrence of any of the following events:

i.	Default. [***] following written notice by the performing party to the other party in the event that the other party breaches any material provision of this Agreement and has not cured such breach within such[***] notice period.

ii.	Insolvency. Immediately upon written notice by either party to the other party upon (i) the insolvency of the other party, or the appointment of a receiver by the other party, or for all or any substantial part of its properties, provided that such receiver is not discharged [***] of his appointment; (ii) the adjudication of the other party as a bankrupt; (iii) the admission by the other party in writing of its inability to pay its debts as they become due; (iv) the execution by the other party of an assignment for the benefit of its creditors; or (v) the filing by the other party of a petition to be adjudged a bankrupt, or a petition or answer admitting the material allegations of a petition filed against the other party in any bankruptcy proceeding, or the act of the other party in instituting or voluntarily being or becoming a party to any other judicial proceeding intended to effect a discharge of the debts of the other party, in whole or in part (an “Insolvency Event”).

iii.	Acquisition. In the event that QuickSil is acquired by or merged into another entity or that more than fifty percent of its voting stock is acquired through one or a series of transactions, then QuickSil must give notice to Digirad of the completion of such event. If QuickSil is acquired by or merged into an entity that Digirad, in good faith, determines competes with Digirad in the nuclear medicine imaging market, Digirad shall have the right to terminate this Agreement at anytime during the 90 day period immediately following its receipt of such notice. In the event Digirad terminates this Agreement pursuant to the preceding sentence, Digirad shall retain [***].

(c)	Survival. Termination under this Agreement shall not relieve any party of its obligations or liability for breaches of this Agreement incurred prior to or in connection with termination.

7.	INDEMNIFICATION.

(a)	Indemnification by QuickSil. QuickSil will indemnify and hold Digirad harmless against any and all liability, damage, loss, cost or expense (including reasonable attorney fees) (collectively, “Liabilities”) resulting from any third party claims made or suits brought against Digirad (excluding incidental or consequential damages suffered or incurred by Digirad directly as opposed to incidental or consequential damages suffered or incurred by third parties who are, in turn, seeking the same from Digirad, which shall be covered by the indemnity set forth herein) which arise from QuickSil’s breach of its obligations hereunder, or QuickSil’s gross negligence or willful misconduct, except to the extent caused by Digirad’s gross negligence, willful misconduct or breach of Digirad’s obligations hereunder.

(b)	Indemnification by Digirad. Digirad will indemnify and hold QuickSil harmless against any and all liability, damage, loss, cost or expense (including reasonable attorney fees) (collectively, “Liabilities”) resulting from any third party claims made or suits brought against QuickSil (excluding incidental or consequential damages suffered or incurred by QuickSil directly as opposed to incidental or consequential damages suffered or incurred by third parties who are, in turn, seeking the same from QuickSil, which shall be covered by the indemnity set forth herein) which arise from Digirad’s breach of its obligations hereunder, or Digirad’s gross negligence or willful misconduct, except to the extent caused by QuickSil’s gross negligence, willful misconduct or breach of QuickSil’s obligations hereunder.

(c)	Costs of Indemnification. If either party expects to seek indemnification from the other under Sections 7(a) or 7(b) it shall promptly give notice to the other party of any such claim or suit threatened, made or filed against it which forms the basis for such claim of indemnification and shall cooperate fully with the other party in the defense of all such claims or suits. No settlement or compromise shall be binding on a party hereto without its prior written consent.

8.	GENERAL PROVISIONS.

(a)	Notices. Any notices permitted or required by this Agreement shall be sent by certified or registered mail and shall be effective when received if sent and addressed as follows or to such other address as, may be designated by a party in writing:

If to QuickSil: Attention:	[***] [***]
If to Digirad: Attention:	Digirad, Inc., 13950 Stowe Drive, Poway, CA 92064-8803 President, Fax Number: (858) 726-1700

(b)	Entire Agreement; Amendment; Consents. The parties hereto acknowledge that this Agreement sets forth the entire agreement and understanding of the parties and supersedes all prior written or oral agreements or understandings with respect to the subject matter hereof. No modification or amendment of any of the terms of this Agreement, or any amendments thereto, shall be deemed to be valid unless in writing and signed by all the parries hereto. No course of dealing or usage of trade shall be used to modify the terms and conditions herein. All orders placed under the terms and conditions of any previous contract will be administered under the terms of the contract until all outstanding purchase orders issued under that contract are resolved.

(c)	Waiver. No waiver by either party of any default, right or remedy shall be effective unless in writing, nor shall any such waiver operate as a waiver of any other or the same default, right or remedy on a future occasion.

(d)	Assignment. This Agreement shall be binding upon and inure to the benefit of the successors or permitted assigns of each of the parties and may not be assigned or transferred by QuickSil without the prior written consent of Digirad, which consent will not be unreasonably withheld.

(e)	No Third-Party Rights. No provision of this Agreement shall be deemed or construed in any way to result in the creation of any rights or obligations in any other individual, group, entity or organization not a party to this Agreement.

(f)	Further Assurance. Each party hereby agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, that may be necessary or as the other party hereto may at any time and from time to time reasonably request in connection with this Agreement.

(g)	Force Majeure Events. Failure of any party to perform its obligations under this Agreement shall not subject such party to any liability to the other if such failure is caused by acts such as but not limited to acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes, compliance with any order or regulation of any government entity acting with color of right promulgated after the Effective Date hereof. Upon occurrence of an event of force majeure, the party affected shall promptly notify the other in writing, setting forth the details of the occurrence, and making every attempt to resume the performance of its obligations as soon as practicable after the force majeure event ceases.

(h)	Attorneys’ Fees. Each party shall bear its own attorney’s fees for the negotiation, execution and performance of this Agreement. In the event it becomes necessary for either party (or any of its affiliates) to institute any action at law or in equity (or in arbitration pursuant to the requirements of this Agreement) against the other party to enforce its rights hereunder, the prevailing party shall be entitled to recover from the non-prevailing party reasonable attorneys’ fees, court costs and expenses relating to such action.

(i)	Arbitration. The parties hereby agree that the proper venue and forum for all disputes arising out of or related to this Agreement is binding arbitration before a neutral arbitrator mutually acceptable to both parties and such arbitration to be conducted in San Diego, California, pursuant to the rules of the American Arbitration Association.

(j)	Governing Law. The validity, interpretation and effect of this Agreement shall be governed by and construed under the laws of the State of California without regard to principles of conflict of laws.

(k)	Severability. If any term or provision of this Agreement shall violate any applicable statute, ordinance or rule of law in any jurisdiction in which it is used or otherwise be unenforceable, such provision shall be ineffective to the extent of such violation without invalidating any other provision hereof.

(l)	Headings, Exhibits. The headings used in this Agreement are for convenience only and are not a part of this Agreement. All exhibits references herein are hereby made a part of this Agreement.

(m)	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

(n)	Relationship of Parties. The relationship of the parties under this Agreement is that of independent contractors. Nothing contained in this Agreement is intended or is to be construed so as to constitute the parties as partners, joint venturers, or any party as an agent or employee of the other. No party has any express or implied right under this Agreement to assume or create any obligation on behalf of or in the name of any other party, or to bind any other party to any contracts, agreement or undertaking with any third party, and no conduct of the parties shall be deemed to infer such right.

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by their duly-authorized representatives effective as of the date and year set forth above.

QUICKSIL, INC.		DIGIRAD CORPORATION

By:		By:
	[***]		Gary Burbach
Its	President and CEO	Its	President & CEO

EXHIBIT A

Test Level [***]

This test is conducted after [***]

Test Level [***]

This test is conducted after [***]

Test Limits:

All test limits are specified at [***]

[***]

[***]

Test Conditions:

All tests are tested under the following conditions: [***]

[***]

[***]

[***]

[***]	[***] [***]		[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]		[***]

[***]	Acceptance Criteria:
[***].

A-1

EXHIBIT B

[***] Pricing

[***] Volume:	[***] Product Price	[***] Product Price
<
[***]	[***]	[***]
[***]	[***]	[***]

Pricing [***] as stated above is contingent on [***] testing at Digirad’s plant yielding results of at least [***].

B-1